EXHIBIT 10.4


                           THIRD AMENDMENT, EXTENSION
                           AND REAFFIRMATION AGREEMENT


This Agreement, is effective as of the 31st day of May, 1998, by and among Lundgren Bros. Construction, Inc., a Minnesota corporation ("Borrower"), Peter Pflaum, Edmund M. Lundgren, Allan D. Lundgren, and Gerald T. Lundgren (collectively, the "Guarantors") and Norwest Bank Minnesota, National Association, a national banking association ("Lender").

                                    RECITALS

WHEREAS, Borrower and Lender entered into that certain Amended and Restated Demand Discretionary Revolving Credit Agreement dated as of March 18, 1994 (the "Original Credit Agreement"), concerning the extension by the Lender to the Borrower of a $2,200,000 Revolving Line of Credit (the "Revolving Credit Facility"); and

WHEREAS, Borrower and Lender subsequently entered into that certain Amendment, Extension and Reaffirmation Agreement dated as of March 14, 1995 (the "First Amendment"), pursuant to which the Lender increased the maximum amount available at any one time under the Revolving Credit Facility from $2,200,000 to $3,500,000.

WHEREAS, Borrower and Lender subsequently entered into that certain Second Amendment, Extension and Reaffirmation Agreement dated as of February 24, 1997 (the "Second Amendment"), pursuant to which the Lender increased the maximum amount available at any one time under the Revolving Credit Facility from $3,500,000 to $4,250,000. The Original Credit Agreement, the First Amendment and the Second Amendment shall hereinafter collectively be referred to as the "Credit Agreement".

WHEREAS, the obligation of the Borrower to repay advances under the Credit Agreement is evidenced by a certain Fifth Amended and Restated Revolving Note dated February 24, 1997, executed by the Borrower in the original principal amount of $4,250,000 and payable to the order of the Lender (the "Fifth Amended Note"); and

WHEREAS, in consideration of the increase in the Revolving Credit Facility pursuant to the First Amendment, the Borrower granted the Lender additional collateral pursuant to a Third Life Insurance Assignment and the Guarantor Life Insurance Assignments (as those terms are defined in the First Amendment).

WHEREAS, the obligations of the Borrower under and pursuant to the Fifth Amended Note and the Credit Agreement are secured by, among other things, the First Life Insurance Assignment, the Second Life Insurance Assignment; the Third Life Insurance Assignment and the Guarantor Life Insurance Assignments (all as defined in the First Amendment).

WHEREAS, payment and performance of the obligations of the Borrower under and pursuant to the Fifth Amended Note and the Credit Agreement have, among other things, been jointly and

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severally guaranteed by the Guarantors and Patrick C. Wells pursuant to that certain Guaranty dated as of November 5, 1990, executed by the Guarantors and delivered to the Lender (the "Guaranty"); and

WHEREAS, the Borrower has requested that the Lender increase the maximum amount available at any one time under the Revolving Credit Facility from $4,250,000.00 to $4,750,000.00.

WHEREAS, the Lender is willing to do so on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Revolving Credit Facility. Section 1 of the Credit Agreement is hereby deleted in its entirety and the following should be substituted therefor:

         Subject to and upon the terms, covenants and conditions hereinafter set forth, the Lender hereby agrees to make loans to the Borrower under this Section 1 from time to time until and including May 31, 1999 (and thereafter until and including May 31 of each succeeding calendar year if the line of credit is extended in writing by the Lender and the Borrower for an additional one (1) year period(s) pursuant to Section 13.J. herein) (such date hereinafter referred to as the "Expiration Date"), at such time and in such amount as to each loan as the Borrower shall request, up to but not exceeding in aggregate principal amount at any one time outstanding the lesser of (i) the sum of Four Million Seven Hundred Fifty Thousand and 00/100 Dollars ($4,750,000.00) or (ii) the sum of $500,000 plus the "Aggregate Net Cash Surrender Value" ("Maximum Loan Amount"). For purposes hereof, the term "Aggregate Net Cash Surrender Value" shall mean the aggregate net cash surrender value of the "Assigned Policies" (as defined in Section 6.A. of this Credit Agreement) after payment of all policy loans, as confirmed in writing by the respective issuers of the Assigned Policies in form acceptable to the Lender in its discretion. Such advances shall be used for working capital needs, including but not limited to work in progress, payroll, general and administrative expenses and expenses incurred in connection with land purchases. So long as no demand for payment has been made, and so long as the Borrower has otherwise complied with the terms and conditions hereof, the Borrower may borrow, repay and reborrow within such limit under this Section 1 from the date hereof to and including the Expiration Date. The line of credit described above is hereinafter referred to as the "Revolving Credit Facility."

2. New Revolving Note. The Borrower has executed and delivered to the Lender that certain Sixth Amended and Restated Revolving Note of even date herewith in the original principal

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amount of $4,750,000 made payable to the order of the Lender (the "New Revolving
Note"). The Borrower and Guarantors acknowledge and agree that the New Revolving
Note is a complete restatement and amendment of the Fifth Amended Note and supersedes the Fifth Amended Note in its entirety. Borrower acknowledges and agrees that any and all references contained in the Credit Agreement, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment, the Guarantor Life Insurance Assignments or any other document or agreement executed in connection therewith to the term "Note" or "Revolving Note" shall henceforth mean and refer to the New Revolving Note. Borrower fully acknowledges and agrees that any indebtedness of the Borrower to the Lender pursuant to the New Revolving Note shall be secured by, among other things, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment and the Guarantor Life Insurance Assignments. Upon execution of this Agreement and the New Revolving Note, the Lender shall return the Fifth Amended Note to the Borrower.

3. Outstanding Balance. Borrower acknowledges that the unpaid principal balance of the New Revolving Note as of the effective date hereof is $_________________.

4. Representations. The Borrower and the Guarantors each hereby warrant and represent to the Lender that each and all of the representations and warranties set forth and contained in the Credit Agreement, the Guaranty, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment, the Guarantor Life Insurance Assignments, and the documents and agreements related hereto or thereto are true, correct and complete in all respects as of the date hereof. The Borrower hereby supplements the representations set forth in Section 8.D. of the Credit Agreement as described on EXHIBIT A attached hereto and incorporated herein.

5. No Waiver. The Borrower and the Guarantors each hereby acknowledge and agree that by executing and delivering this Agreement the Lender is not waiving any existing default, whether known or unknown, nor is the Lender waiving any of its rights or remedies under the Credit Agreement, the New Revolving Note, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment, the Guarantor Life Insurance Assignments and the Guaranty, or any of the documents related to or executed in connection with the Revolving Credit Facility.

6. Costs and Expenses. In accordance with Section 13.B. of the Credit Agreement, the Borrower shall pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the Lender in connection with the preparation of this Agreement and the New Revolving Note and any documents relating thereto.

7. No Set-Off. The Borrower hereby acknowledges to and agrees with the Lender that no events, conditions or circumstances have arisen or exist as of the date hereof which would give the Borrower the right to assert a defense, counterclaim and/or setoff to any claim by the Lender for payments of amounts owing under the Fifth Amended Note, the New Revolving Note, the Credit Agreement, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment, the Guarantor Life Insurance Assignments or any of the documents related thereto. Any defense, right of set off or counterclaim which might otherwise be available to Borrower is hereby fully and finally waived and released in all respects in consideration of the Lender's agreement to increase the amount available to the Borrower pursuant to the Revolving Credit Facility as set forth herein; provided, however, that the release shall not apply to any possible errors by the Lender involving strict mathematical calculation of principal and/or interest due from time to time under the Fifth Amended Note or the New Revolving Note.

8. Consent of Guarantors. The Guarantors hereby consent to each and all of the provisions of this Agreement. Guarantors further acknowledge and agree that the Guaranty shall be and is hereby amended to provide that all references contained in the Guaranty to the term "Note" shall henceforth refer to the New Revolving Note.

9. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges and agrees that the Guaranty and the Guarantor Life Insurance Assignment executed by him and delivered to the Lender remain fully enforceable and in full force and effect in accordance with their original terms, except as expressly amended hereby, and are not subject to any defense, counterclaim or right of set-off.

10. Demand Feature. The Borrower and the Guarantors each hereby acknowledge that the New Revolving Note continues to be due and payable in full ON DEMAND, and this Agreement shall not in any way constitute or be deemed to constitute an amendment, modification or limitation of such provision.

11. No Other Amendments. Except as expressly amended hereby, the Credit Agreement, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment, the Guarantor Life Insurance Assignments, the Guaranty and all documents and agreements executed in connection therewith or otherwise related thereto shall remain in full force and effect in accordance with their original terms, and no course of dealing or other action or statement of the Lender or any of its officers, directors, agents, employees, legal counsel or other representatives shall amend, or be deemed an amendment of, this Agreement, the Credit Agreement, the Fifth Amended Note, the New Revolving Note, the First Life Insurance Assignment, the Second Life Insurance Assignment, the Third Life Insurance Assignment, the Guaranty, the Guarantor Life Insurance Assignments or any of the documents or agreements related thereto or hereto (collectively, the "Loan Documents").

12. Merger. All prior oral and written communications, commitments, alleged commitments, promises, alleged promises, agreements and alleged agreements by or among the Lender, the Borrower and/or the Guarantors are hereby merged into the Loan Documents. All commitments, promises and agreements of the parties hereto are set forth in the Loan Documents and no other commitments, promises or agreements, oral or written, of any of the parties hereto shall be enforceable against any such party.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

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14. Successors. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors or assigns of the parties hereto; provided, however, that any right the Borrower may have, as set forth in the Credit Agreement, to obtain advances under the Revolving Credit Facility is not assignable.

15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

16. Value of Assigned Policies. Borrower agrees that it shall give notice to the Lender in writing at least ten (10) days prior to any decrease in the Aggregate Net Cash Surrender Value of the Assigned Policies (as those terms are defined in the Loan Agreement).

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                      LENDER:

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION


                                      By
                                        -----------------------------------
                                                 Its Vice President


                                      BORROWER:

                                      LUNDGREN BROS. CONSTRUCTION,
                                      INC.


                                      By
                                        -----------------------------------
                                        Its

                                      GUARANTORS:

                                      -------------------------------------
                                      Peter Pflaum

                                      -------------------------------------
                                      Edmund M. Lundgren

                                      -------------------------------------
                                      Allan D. Lundgren

                                      -------------------------------------
                                      Gerald T. Lundgren


STATE OF MINNESOTA    )
                      )  ss.
COUNTY OF             )

The foregoing instrument was acknowledged before me this ______ day of ___________, 1998, by ________________________________, the Vice President of
Norwest Bank Minnesota, National Association, a national banking association, for and on behalf of said association.


                                          --------------------------------------
                                          Notary Public


STATE OF MINNESOTA    )
                      )  ss.
COUNTY OF             )

The foregoing instrument was acknowledged before me this ______ day of ___________, 1998, by Peter Pflaum, the President of Lundgren Bros. Construction, Inc., a Minnesota corporation, for and on behalf of said corporation.


                                          --------------------------------------
                                          Notary Public

STATE OF              )
                      )  ss.
COUNTY OF             )

The foregoing instrument was acknowledged before me this ______ day of ____________, 1998, by Peter Pflaum.


                                          --------------------------------------
                                          Notary Public


STATE OF              )
                      )  ss.
COUNTY OF             )

The foregoing instrument was acknowledged before me this ______ day of ____________, 1998, by Edmund M. Lundgren.


                                          --------------------------------------
                                          Notary Public


STATE OF              )
                      )  ss.
COUNTY OF             )

The foregoing instrument was acknowledged before me this ______ day of ____________, 1998, by Allan D. Lundgren.


                                          --------------------------------------
                                          Notary Public


STATE OF              )
                      )  ss.
COUNTY OF             )

The foregoing instrument was acknowledged before me this ______ day of ____________, 1998, by Gerald T. Lundgren.


                                          --------------------------------------
                                          Notary Public

THIS INSTRUMENT WAS DRAFTED BY:

Winthrop & Weinstine, P.A.
ATTN: Thomas M. Hart (Atty #41816)
3200 Minnesota World Trade Center
30 East Seventh Street
St. Paul, Minnesota 55101

                                    EXHIBIT A

                 (Supplemental Disclosure of Pending Litigation)